UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:           (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:          12/31/11

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2011

Lazard Retirement Series Annual Report

Lazard Retirement Series

U.S. Equity	International Equity	Emerging Markets
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
11	Information About Your Portfolio’s Expenses
12	Portfolio Holdings Presented by Sector
13	Portfolios of Investments
13	Lazard Retirement U.S. Strategic Equity Portfolio
15	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
17	Lazard Retirement International Equity Portfolio
19	Lazard Retirement Emerging Markets Equity Portfolio
21	Notes to Portfolios of Investments
23	Statements of Assets and Liabilities
24	Statements of Operations
25	Statements of Changes in Net Assets
27	Financial Highlights
30	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Board of Directors and Officers Information
40	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

During 2011, global equities were volatile amid political and macroeconomic uncertainty, and the majority of markets ended the year in negative territory. Two major drivers of market performance were the ongoing sovereign debt crisis in Europe and Standard & Poor’s downgrade of the U.S. long-term credit rating. Toward year end, stocks were boosted by signs of progress toward resolving Europe’s debt crisis and improving U.S. economic data.

Corporate earnings remained a bright spot in an uncertain market environment, as companies worldwide continued to reduce costs and capital expenditures in pursuit of strong profitability and cash generation. Globally, U.S. stocks led other markets. Developed market equities outperformed their emerging market counterparts, which lagged due to concerns about global growth. China’s economy performed better than many had expected, fueling optimism that the country will be able to manage a soft landing.

At Lazard Asset Management, we remain focused on fundamental, active management, particularly during these challenging financial times.

We believe that financial markets offer attractive opportunities, and that we possess and continually cultivate the skills, knowledge, and experience to identify and take advantage of these opportunities. We are committed to leveraging our strengths to help you, our valued shareholder, achieve your financial goals.

We sincerely appreciate your continued confidence in our management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2   Annual Report

Lazard Retirement Series, Inc. Investment Overviews

U.S. Equities
The U.S. markets posted relatively flat returns in 2011, though that veiled high volatility, which was largely driven by macroeconomic events. In particular, the sovereign debt crisis in the Eurozone, concerns about inflation in the emerging markets and a hard landing in China, and political disputes by U.S. congressional leaders over the nation’s debt ceiling and the country’s subsequent long-term credit downgrade affected the markets. However, corporate earnings continued to be a bright spot in the uncertain market environment, as companies have been actively reducing costs and capital expenditures in efforts to ensure strong profitability and cash generation, even in a lackluster economic environment. During the fourth quarter of 2011, the markets rose amid greater optimism for a resolution to the debt crisis. Although the outcome of the European Union summit lacked full details, it appeared to be a step toward greater economic integration, which is vital for a comprehensive solution to the sovereign debt crisis, in our view. Additionally, investors were heartened as U.S. economic data strengthened over the last several weeks of the year. Claims for new unemployment benefits fell, and both industrial production and consumer spending have increased. Sector leadership for the year was led by the traditionally more defensive sectors.

International Equities
 International equity markets fell in 2011 as macroeconomic concerns overwhelmed resilient corporate profits. The largest issue was in Europe, where in July the sovereign debt crisis spread inexorably from the smaller periphery countries, such as Greece and Ireland, to the heart of Europe — Spain and Italy. Both countries now have new governments implementing more aggressive reforms, and the Eurozone is moving toward much more centralized fiscal control, while setting up substantial rescue funds. The European Central Bank has provided virtually unlimited three-year liquidity to banks, and has bought substantial quantities of Italian and Spanish debt. However, these actions will likely still fall short of an ultimate solution, and with banks pulling in lending the economic environment appears to be deteriorating. After a summer scare around the Standard & Poor’s downgrade of U.S. long-term sovereign debt, more recent economic indicators in the United States have improved as corporations continue to invest in capital expenditures and consumers start to reduce savings rates again. However, it remains to be seen whether this is sustainable, as the United States has yet to take any material steps toward addressing its own fiscal deficit. In China, the government’s measures to cool the economy, particularly in the housing market, started to make an impact in the second half of the year, and initial signs of easing policy are calming fears of a hard landing. Meanwhile, Japan has recovered remarkably from the severe earthquake and tsunami in March, although it remains exposed to risk from global trade, its strong currency, and ultimately its own debt issues.

In this environment, traditionally cyclical and risk assets performed poorly. Financials, materials, capital goods, technology, and automotive stocks all fell significantly, as did smaller-capitalization and emerging market stocks. The latter was driven in part by weakening currencies as money flowed out of the emerging markets. The better-performing stocks were in the traditionally more defensive sectors, such as health care, consumer staples, and telecom services. The large integrated energy stocks also performed well, but stocks in the utilities sector fell sharply as weak energy demand and harsh government intervention hurt corporate profits.

Emerging Markets Equity
 Faced with concerns over the servicing of European debt and Chinese growth, and thus, overall global economic activity, shares in emerging markets declined considerably in 2011. Emerging market equities underperformed industrialized markets despite the fact that the principal sources of concern emanated from those industrialized nations. There was also a major budget dispute in the U.S. Congress in July, which further bolstered market anxiety. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the EM Index) decreased by more than 18% in 2011, as shares in Asia performed less poorly than those in Latin America, or in Eastern Europe, the Middle East, and Asia. There were significant declines during the year, not just in the capital markets, but also in the values of emerging market currencies and commodities.

South Korean shares, particularly automobile and electronic stocks, appeared to benefit from competitive opportunities following the Japanese earthquake. Indonesian and Philippine equities continued to record solid returns as impressive economic growth persisted. Malaysian stocks also rallied, helped by impressive economic performance. Slowing growth, accompanied by stubbornly high inflation, resulted in the underperformance of Indian equities and the rupee.

Annual Report  3

Large Latin American markets had weak performance over the year. Colombian shares were the best performers, helped by strong copper and agricultural commodity prices. Stocks in Mexico started the year poorly, but recovered impressively in the fourth quarter. Argentinean shares were the weakest, hurt by concerns over corporate and political issues.

Mixed performance was registered across most of Eastern Europe, the Middle East, and Africa. Share prices outperformed in South Africa aided by robust commodity prices. The Turkish market was weak, undermined by general risk aversion and the central bank’s application of unorthodox monetary policy. Markets also fell in Hungary and Poland, as both were associated with the challenges facing the European Union, and the former attempted to balance its budget. Egyptian shares fell significantly as a result of the historical political changes that took place in the country during the period.

Traditionally defensive sectors, such as consumer staples, telecom services, consumer discretionary, and utilities, outperformed in 2011. Cyclical sectors, such as industrials and materials, were the weakest performers.

Lazard Retirement U.S. Strategic Equity Portfolio
 For the year ended December 31, 2011, the Lazard Retirement U.S. Strategic Equity Portfolio’s Service Shares posted a total return of 1.96%, as compared with the 2.11% return for the S&P 500® Index.

Stock selection and an underweight position in the financials sector contributed to performance. Shares of NYSE Euronext, one of the world’s largest equities and derivatives exchanges, climbed on the news that it agreed to be acquired by German exchange operator Deutsche Boerse. We exited the position on this activity. Stock selection in the consumer discretionary sector also helped the Portfolio. Shares of cable and media company Comcast rose as the company continued to execute well.

In contrast, stock selection in the energy sector detracted from performance. Shares of Consol Energy fell, along with the broader coal industry, as a result of higher input costs as well as fears of global growth slowing. Stock selection in the consumer staples sector also hurt returns. Shares of Molson Coors Brewing declined as beer volumes have been weaker than expected. Additionally, the company faced continued uncertainty about its capital deployment.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
 For the year ended December 31, 2011, the Lazard Retirement U.S. Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of -9.07%, as compared with the -2.51% return for the Russell 2500® Index.

For the year 2011, stock selection in the health care, information technology, and consumer discretionary sectors detracted from performance, while stock selection in the financials sector helped returns.

Performance in the health care sector was hurt by Warner Chilcott, a creator of branded prescription pharmaceutical products. Shares of the company fell during the year on slightly disappointing revenues and earnings. HealthSouth, a provider of inpatient rehabilitative health care services, declined on news of a proposal to cut Medicare spending, which was expected to negatively impact its revenues, as the rule would lead to considerably fewer patients the company could bill under Medicare. The Portfolio exited both of these positions during the year.

In the information technology sector, Quest Software, a provider of application and information availability software solutions, underperformed following two weak quarterly earnings announcements and lowered full-year guidance. Entropic Communications, a designer and developer of semiconductors, hurt returns based on a higher level of competition in the semiconductor industry and analyst downgrades. The position in Entropic Communications was sold during the year.

Modine Manufacturing, a manufacturer of heat-transfer and heat-storage technology products, hurt performance in the consumer discretionary sector. Investors were concerned that demand for the company’s products would be affected by the potential economic slowdown. WMS Industries, a designer and manufacturer of gaming machines and video lottery terminals, also declined for the year after a disappointing earnings announcement caused it to lower its guidance. The Portfolio’s holdings in WMS Industries were sold during the year.

NYSE Euronext, operator of an international stock exchange, outperformed in the financials sector. The company was an acquisition target, pursued by Deutsche Boerse, a German exchange operator, and by two U.S. exchange operators. The

4  Annual Report

bids for NYSE Euronext caused its share price to rise significantly over the period. The position was sold, as it had fulfilled our valuation expectations. Arch Capital Group, a provider of reinsurance and insurance products, also outperformed based on an improved outlook for insurance premiums.

Lazard Retirement International Equity Portfolio
 For the year ended December 31, 2011, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of -7.27%, as compared with the -12.14% return of the MSCI Europe, Australasia, and Far East (EAFE®) Index.

Stock selection was the main driver of performance, led by the financials and telecom services sectors. In the financials sector, life insurer AIA Group performed well on strong demand for its services, and we exited the position after the stock reached our estimate of fair value. Daito Trust also performed well despite Japan’s earthquake-related tragedies in March, as the company had little negative exposure and continued to execute well. In the telecom services sector, stock selection was led by Telstra, which performed well amid expectations of a beneficial deal with the Australian government regarding the National Broadband Network.

In contrast, the Portfolio was negatively impacted by its high exposure to the information technology sector as it under-performed the broader market. However, its negative impact was more than offset by positive stock selection in the sector. Exposure to emerging markets detracted from relative returns as the Portfolio’s positions underperformed the broader market.

Lazard Retirement Emerging Markets Equity Portfolio
 For the year ended December 31, 2011, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of -18.00%, while Investor Shares posted a total return of -17.79%, as compared with the -18.42% return for the EM Index.

Stock selection in the information technology sector added to relative returns, as Cielo and Redecard, both Brazilian credit card processors, performed well following expectations of strong results driven by volume growth and stable margins. Stock selection in Brazil helped performance, as Companhia de Bebidas das Americas, a beverage company, had strong share price performance due to rising volumes and pricing for its products. In addition, a higher-than-index exposure to the consumer staples sector also helped performance.

In contrast, stock selection in the financials sector hurt performance. Turkiye Is Bankasi, a Turkish bank, was negatively affected by central bank policies and a market regulator’s investigation into claims of opposition party influence on the company’s policies. Punjab National Bank, an Indian bank, fell as a result of potentially slower growth due to the slowing economy, and the risk of increased credit costs as interest rates rose in India.

Vale, a Brazilian iron ore mining company, detracted from relative returns, as shares fell amid concerns regarding potential changes in royalties and government pressure for the CEO to resign. Stock selection in the telecom services sector also hurt performance for the year.

Annual Report  5

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s Investment Manager (the “Investment Manager”), or State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6  Annual Report

Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value
of $10,000 Investment in the
Service Shares of Lazard Retire-
ment U.S. Strategic Equity
Portfolio and S&P 500® Index*

Average Annual Total Returns*
Years Ended December 31, 2011	One Year	Five Years	Ten Years

Service Shares	1.96%	-1.33%	2.81%

S&P 500 Index	2.11%	-0.25%	2.92%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Annual Report  7

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value
of $10,000 Investment in the Ser-
vice Shares of Lazard Retirement
U.S. Small-Mid Cap Equity Port-
folio, Russell 2500® Index and
Russell 2000/2500 Linked Index*

Average Annual Total Returns*
Years Ended December 31, 2011	One Year	Five Years	Ten Years

Service Shares	-9.07%	0.25%	4.72%

Russell 2500 Index	-2.51%	1.24%	6.57%

Russell 2000/2500 Linked Index	-2.51%	0.77%	5.95%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

8  Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in
Value of $10,000 Investment in
the Service Shares of Lazard
Retirement International Equity
Portfolio and Morgan Stanley
Capital International (MSCI®)
Europe, Australasia and Far
East (EAFE®) Index*

Average Annual Total Returns* Years Ended December 31, 2011	One	Five	Ten
	Year	Years	Years

Service Shares	-7.27%	-3.46%	4.14%

MSCI EAFE Index	-12.14%	-4.72%	4.67%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Annual Report  9

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value
of $10,000 Investment in the
Service Shares of Lazard Retire-
ment Emerging Markets Equity
Portfolio and the EM Index*

Average Annual Total Returns* Years Ended December 31, 2011	Service Shares			Investor Shares
	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception	†

Retirement Emerging Markets Equity Portfolio**	-18.00%	3.16%	15.44%	-17.79%	3.42%	4.86%

EM Index	-18.42%	2.40%	13.86%	-18.42%	2.40%	3.54%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

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Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses

Expense Example
As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2011 through December 31, 2011 and held for the entire period.

Actual Expenses
For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

Portfolio	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11

Retirement U.S. Strategic Equity Portfolio
Service Shares
Actual	$1,000.00	$965.90	$4.95	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

Retirement U.S. Small-Mid Cap Equity Portfolio
Service Shares
Actual	$1,000.00	$860.20	$5.37	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.43	$5.83	1.15%

Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$871.40	$5.27	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.57	$5.69	1.12%

Retirement Emerging Markets Equity Portfolio
Service Shares
Actual	$1,000.00	$824.20	$6.46	1.41%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.12	$7.15	1.41%
Investor Shares
Actual	$1,000.00	$825.30	$5.33	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report  11

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2011

Sector*	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	13.4%	15.3%	13.3%	5.2%
Consumer Staples	14.3	4.9	10.2	13.9
Energy	12.4	6.3	9.2	7.4
Financials	10.6	20.5	18.4	21.1
Health Care	13.5	6.4	11.3	—
Industrials	10.5	15.1	10.9	7.6
Information Technology	17.0	16.2	8.3	17.0
Materials	4.6	7.4	7.8	13.1
Telecommunication Services	—	—	5.3	9.4
Utilities	—	4.0	1.0	2.1
Short-Term Investments	3.7	3.9	4.3	3.2
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

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Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2011

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks | 95.5%

Aerospace & Defense | 3.5%
Raytheon Co.	2,375	$114,902
The Boeing Co.	1,325	97,189
		212,091
Agriculture | 1.1%
Monsanto Co.	950	66,567

Alcohol & Tobacco | 2.1%
Molson Coors Brewing Co., Class B	2,885	125,613

Automotive | 1.6%
Lear Corp.	2,455	97,709

Banking | 4.7%
BB&T Corp.	1,555	39,139
JPMorgan Chase & Co.	3,110	103,407
Wells Fargo & Co.	5,010	138,076
		280,622

Cable Television | 3.9%
Comcast Corp., Class A	9,950	234,422

Commercial Services | 3.1%
Apollo Group, Inc., Class A (a)	1,250	67,337
Corrections Corp. of America (a)	4,345	88,508
Republic Services, Inc.	980	26,999
		182,844

Computer Software | 3.4%
Microsoft Corp.	3,680	95,533
Oracle Corp.	4,320	110,808
		206,341
Consumer Products | 2.8%
Energizer Holdings, Inc. (a)	1,260	97,625
Newell Rubbermaid, Inc.	4,310	69,606
		167,231
Energy Exploration & Production | 1.9%
Devon Energy Corp.	1,860	115,320

Description	Shares	Value

Energy Integrated | 9.4%
Chevron Corp.	1,015	$107,996
ConocoPhillips	3,700	269,619
Consol Energy, Inc.	3,020	110,834
Marathon Petroleum Corp.	2,240	74,570
		563,019

Energy Services | 1.1%
Halliburton Co.	1,905	65,742

Financial Services | 3.3%
American Express Co.	1,195	56,368
Ameriprise Financial, Inc.	2,350	116,654
Janus Capital Group, Inc.	4,390	27,701
		200,723

Food & Beverages | 3.6%
General Mills, Inc.	1,430	57,786
Ralcorp Holdings, Inc. (a)	960	82,080
Sysco Corp.	2,520	73,912
		213,778

Health Services | 1.3%
Quest Diagnostics, Inc.	1,375	79,832

Insurance | 2.6%
Prudential Financial, Inc.	1,530	76,683
The Travelers Cos., Inc.	1,340	79,288
		155,971

Leisure & Entertainment | 1.5%
International Game Technology	2,860	49,192
Viacom, Inc., Class B	895	40,642
		89,834

Manufacturing | 3.5%
Dover Corp.	1,335	77,497
Honeywell International, Inc.	1,795	97,558
Northrop Grumman Corp.	600	35,088
		210,143

Medical Products | 2.5%
Baxter International, Inc.	1,690	83,621
Medtronic, Inc.	1,760	67,320
		150,941
Metal & Glass Containers | 1.2%
Ball Corp.	2,080	74,277

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio (concluded)

Metals & Mining | 2.2%
Freeport-McMoRan Copper & Gold, Inc.	790	$29,064
Newmont Mining Corp.	1,740	104,417
		133,481
Pharmaceutical & Biotechnology | 9.6%
Amgen, Inc.	1,335	85,720
Gilead Sciences, Inc. (a)	1,475	60,372
Johnson & Johnson	965	63,285
Merck & Co., Inc.	1,869	70,461
Pfizer, Inc.	13,840	299,498
		579,336
Retail | 10.3%
AutoZone, Inc. (a)	196	63,694
CVS Caremark Corp.	2,960	120,709
Lowe’s Cos., Inc.	3,625	92,002
Macy’s, Inc.	1,100	35,398
Wal-Mart Stores, Inc.	5,085	303,880
		615,683
Semiconductors & Components | 3.9%
Intel Corp.	6,165	149,501
Texas Instruments, Inc.	2,880	83,837
		233,338
Technology | 2.8%
eBay, Inc. (a)	1,810	54,897
Google, Inc., Class A (a)	175	113,033
		167,930

Description	Shares	Value

Technology Hardware | 7.0%
Apple, Inc. (a)	70	$28,350
Cisco Systems, Inc.	6,465	116,887
EMC Corp. (a)	2,905	62,574
Hewlett-Packard Co.	1,400	36,064
International Business Machines Corp.	685	125,958
Lexmark International, Inc., Class A	1,460	48,282
		418,115
Transportation | 1.6%
Norfolk Southern Corp.	1,315	95,811

Total Common Stocks
(Identified cost $5,161,531)		5,736,714

Preferred Stock | 1.0%

Automotive | 1.0%
Better Place, Inc., Series B
(Identified cost $31,701) (a), (d)	12,681	57,572

Short-Term Investment | 3.7%
State Street Institutional Treasury
Money Market Fund
(Identified cost $223,214)	223,214	223,214

Total Investments | 100.2%
(Identified cost $5,416,446) (b)		$6,017,500

Liabilities in Excess of Cash and
Other Assets | (0.2)%		(9,040)

Net Assets | 100.0%		$6,008,460

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 94.3%

Automotive | 2.3%
Modine Manufacturing Co. (a)	223,370	$2,113,080
Tenneco, Inc. (a)	69,350	2,065,243
		4,178,323

Banking | 7.1%
East West Bancorp, Inc.	94,600	1,868,350
PacWest Bancorp	159,050	3,013,997
Prosperity Bancshares, Inc.	55,000	2,219,250
Signature Bank (a)	50,100	3,005,499
Wintrust Financial Corp.	95,280	2,672,604
		12,779,700

Chemicals | 2.8%
Cytec Industries, Inc.	43,900	1,960,135
Rockwood Holdings, Inc. (a)	42,730	1,682,280
Solutia, Inc. (a)	80,700	1,394,496
		5,036,911

Commercial Services | 2.9%
American Reprographics Co. (a)	283,900	1,303,101
Equifax, Inc.	45,900	1,778,166
Team, Inc. (a)	74,300	2,210,425
		5,291,692

Computer Software | 5.0%
Autodesk, Inc. (a)	50,800	1,540,764
Compuware Corp. (a)	257,400	2,141,568
j2 Global, Inc.	81,700	2,299,038
Quest Software, Inc. (a)	68,900	1,281,540
Red Hat, Inc. (a)	43,250	1,785,792
		9,048,702

Construction & Engineering | 2.0%
MasTec, Inc. (a)	78,800	1,368,756
Quanta Services, Inc. (a)	105,700	2,276,778
		3,645,534

Consumer Products | 7.8%
Central Garden & Pet Co., Class A (a)	290,462	2,416,644
Energizer Holdings, Inc. (a)	47,700	3,695,796
Matthews International Corp., Class A	70,680	2,221,472
Newell Rubbermaid, Inc.	168,600	2,722,890
Tempur-Pedic International, Inc. (a)	20,700	1,087,371
The Middleby Corp. (a)	20,500	1,927,820
		14,071,993

Description	Shares	Value

Energy Exploration & Production | 2.2%
Energen Corp.	44,400	$2,220,000
QEP Resources, Inc.	62,400	1,828,320
		4,048,320

Energy Services | 4.0%
GulfMark Offshore, Inc., Class A (a)	47,600	1,999,676
Helmerich & Payne, Inc.	42,690	2,491,388
Key Energy Services, Inc. (a)	175,600	2,716,532
		7,207,596

Financial Services | 1.3%
Stifel Financial Corp. (a)	71,950	2,305,998

Food & Beverages | 1.5%
Ralcorp Holdings, Inc. (a)	31,500	2,693,250

Forest & Paper Products | 2.8%
Rock-Tenn Co., Class A	34,500	1,990,650
Schweitzer-Mauduit International, Inc.	45,500	3,023,930
		5,014,580

Gas Utilities | 2.8%
AGL Resources, Inc.	48,600	2,053,836
New Jersey Resources Corp.	61,200	3,011,040
		5,064,876

Health Services | 1.8%
AMERIGROUP Corp. (a)	21,400	1,264,312
VCA Antech, Inc. (a)	97,500	1,925,625
		3,189,937

Housing | 1.0%
Owens Corning, Inc. (a)	62,800	1,803,616

Insurance | 1.8%
Arch Capital Group, Ltd. (a)	87,700	3,265,071

Leisure & Entertainment | 3.1%
Bally Technologies, Inc. (a)	89,600	3,544,576
Texas Roadhouse, Inc.	138,310	2,060,819
		5,605,395

Manufacturing | 8.4%
BE Aerospace, Inc. (a)	79,200	3,065,832
Carpenter Technology Corp.	32,400	1,667,952
FLIR Systems, Inc.	76,240	1,911,337
Harsco Corp.	98,700	2,031,246
Regal-Beloit Corp.	41,760	2,128,507
The Timken Co.	45,800	1,772,918
TriMas Corp. (a)	142,600	2,559,670
		15,137,462

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (concluded)

Medical Products | 2.1%
DENTSPLY International, Inc.	31,700	$1,109,183
Haemonetics Corp. (a)	45,240	2,769,593
		3,878,776

Metals & Mining | 0.9%
Compass Minerals International, Inc.	23,300	1,604,205

Pharmaceutical & Biotechnology | 2.4%
Medicis Pharmaceutical Corp., Class A	80,700	2,683,275
Waters Corp. (a)	23,300	1,725,365
		4,408,640

Real Estate | 10.1%
CBRE Group, Inc., Class A (a)	146,600	2,231,252
Duke Realty Corp. REIT	147,100	1,772,555
Essex Property Trust, Inc. REIT	13,500	1,896,885
Kilroy Realty Corp. REIT	85,850	3,268,310
LaSalle Hotel Properties REIT	115,000	2,784,150
Tanger Factory Outlet Centers, Inc. REIT	105,200	3,084,464
The Macerich Co. REIT	63,922	3,234,453
		18,272,069

Retail | 5.6%
American Eagle Outfitters, Inc.	136,620	2,088,920
ANN, Inc. (a)	115,500	2,862,090
Brown Shoe Co., Inc.	179,000	1,593,100
Iconix Brand Group, Inc. (a)	129,520	2,109,881
Williams-Sonoma, Inc.	35,500	1,366,750
		10,020,741

Semiconductors & Components | 3.2%
ON Semiconductor Corp. (a)	337,800	2,607,816
Xilinx, Inc.	98,500	3,157,910
		5,765,726
Technology | 1.7%
SS&C Technologies Holdings, Inc. (a)	168,500	3,043,110

Description	Shares	Value

Technology Hardware | 3.8%
Lexmark International, Inc., Class A	79,300	$2,622,451
NCR Corp. (a)	119,000	1,958,740
Polycom, Inc. (a)	136,500	2,224,950
		6,806,141
Transportation | 2.8%
Echo Global Logistics, Inc. (a)	145,960	2,357,254
Hub Group, Inc., Class A (a)	48,300	1,566,369
UTi Worldwide, Inc.	91,026	1,209,736
		5,133,359
Water | 1.1%
California Water Service Group	113,500	2,072,510

Total Common Stocks
(Identified cost $165,232,914)		170,394,233

Preferred Stock | 0.9%

Automotive | 0.9%
Better Place, Inc., Series B
(Identified cost $864,900) (a), (d)	345,960	1,570,658

Short-Term Investment | 3.9%
State Street Institutional Treasury
Money Market Fund
(Identified cost $6,978,867)	6,978,867	6,978,867

Total Investments | 99.1%
(Identified cost $173,076,681) (b)		$178,943,758

Cash and Other Assets in Excess
of Liabilities | 0.9%		1,579,942

Net Assets | 100.0%		$180,523,700

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 95.5%

Australia | 4.7%
James Hardie Industries SE	1,014,750	$7,078,386
QBE Insurance Group, Ltd.	343,560	4,550,543
Telstra Corp., Ltd.	3,656,500	12,453,764

		24,082,693

Belgium | 3.0%
Anheuser-Busch InBev NV	253,700	15,532,660

Brazil | 2.7%
Banco do Brasil SA	434,442	5,520,051
Cielo SA	199,360	5,151,670
MRV Engenharia e Participacoes SA	563,000	3,229,647

		13,901,368

Canada | 1.8%
Potash Corp. of Saskatchewan, Inc.	97,800	4,042,560
Rogers Communications, Inc., Class B	132,400	5,101,055

		9,143,615

China | 0.9%
Weichai Power Co., Ltd., Class H	901,000	4,431,566

Denmark | 0.4%
AP Moeller – Maersk AS Class B	288	1,901,513

Finland | 1.2%
Sampo Oyj, A Shares	246,770	6,122,556

France | 10.0%
AXA SA	241,480	3,139,420
BNP Paribas SA	139,780	5,490,628
Danone SA	69,970	4,398,436
Sanofi SA	201,280	14,783,757
Technip SA	73,720	6,928,830
Total SA	197,272	10,085,115
Valeo SA	167,300	6,649,578

		51,475,764

Germany | 6.6%
Bayerische Motoren Werke AG	126,970	8,505,771
GEA Group AG	82,400	2,330,220
Merck KGaA	77,800	7,756,358
SAP AG	141,090	7,459,447
Siemens AG	85,238	8,157,010

		34,208,806

Description	Shares	Value

Ireland | 1.0%
Ryanair Holdings PLC Sponsored ADR (a)	188,572	$5,253,616

Italy | 0.8%
Atlantia SpA	257,500	4,122,544

Japan | 14.9%
Asics Corp.	264,660	2,984,603
Canon, Inc.	183,100	8,111,875
Daito Trust Construction Co., Ltd.	127,400	10,924,256
Don Quijote Co., Ltd.	247,800	8,502,531
Fanuc Corp.	49,800	7,621,723
JS Group Corp.	303,300	5,812,232
Mitsubishi Corp.	360,900	7,291,146
Sumitomo Mitsui Financial Group, Inc.	286,400	7,977,674
Yahoo Japan Corp.	26,023	8,381,320
Yamada Denki Co., Ltd.	131,060	8,922,364

		76,529,724

Netherlands | 1.4%
ING Groep NV (a)	1,025,040	7,376,221

New Zealand | 0.7%
Telecom Corp. of New Zealand, Ltd.	2,300,900	3,707,411

Russia | 1.4%
Sberbank of Russia (e)	2,978,280	7,338,419

South Africa | 0.8%
Mr Price Group, Ltd. ADR	195,600	3,872,880

South Korea | 2.3%
Hyundai Mobis	17,300	4,385,070
Samsung Electronics Co., Ltd. GDR	16,600	7,647,620

		12,032,690

Spain | 1.8%
Amadeus IT Holding SA, A Shares	367,800	5,966,977
Mediaset Espana Comunicacion SA	582,679	3,325,725

		9,292,702

Sweden | 2.4%
Assa Abloy AB, Class B	262,600	6,585,939
Swedbank AB, A Shares	444,300	5,755,457

		12,341,396

Switzerland | 5.4%
Julius Baer Group, Ltd.	204,260	7,989,473
Novartis AG	343,650	19,646,551

		27,636,024

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Turkey | 1.0%
Koc Holding AS	708,700	$2,125,632
Turkiye Garanti Bankasi AS ADR	928,900	2,888,879

		5,014,511

United Kingdom | 30.3%
BG Group PLC	304,500	6,509,310
BHP Billiton PLC	349,000	10,175,994
British American Tobacco PLC	240,140	11,395,103
British Sky Broadcasting Group PLC	331,300	3,768,778
GlaxoSmithKline PLC	699,700	15,989,821
Informa PLC	1,409,184	7,906,916
International Power PLC	989,200	5,180,159
Petrofac, Ltd.	155,260	3,474,522
Prudential PLC	997,030	9,886,455
Rexam PLC	1,513,320	8,291,456
Royal Dutch Shell PLC, A Shares	414,400	15,258,883
Standard Chartered PLC	423,020	9,256,426
Tullow Oil PLC	224,830	4,895,237
Unilever PLC	451,590	15,169,536
Vodafone Group PLC	2,181,441	6,060,735
Wm Morrison Supermarkets PLC	1,180,750	5,981,545
WPP PLC	572,800	6,008,967
Xstrata PLC	681,380	10,349,031

		155,558,874

Description	Shares	Value

Total Common Stocks
(Identified cost $482,569,584)		$490,877,553

Short-Term Investment | 4.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $21,931,200)	21,931,200	21,931,200

Total Investments | 99.8%
(Identified cost $504,500,784) (b)		$512,808,753

Cash and Other Assets in Excess
of Liabilities | 0.2%		1,073,313

Net Assets | 100.0%		$513,882,066

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 93.8%

Argentina | 1.4%
YPF Sociedad Anonima Sponsored ADR	330,834	$11,473,323

Brazil | 18.2%
Banco do Brasil SA	2,133,566	27,109,242
CCR SA	1,115,600	7,308,743
Cielo SA	1,253,220	32,384,508
Companhia Siderurgica Nacional SA
Sponsored ADR	1,177,800	9,634,404
Natura Cosmeticos SA	586,400	11,399,471
Redecard SA	1,984,357	31,053,950
Souza Cruz SA	922,855	11,335,000
Vale SA Sponsored ADR	940,000	20,163,000
		150,388,318

Canada | 1.5%
First Quantum Minerals, Ltd.	644,500	12,684,393

China | 2.4%
China Construction Bank Corp., Class H	10,871,390	7,586,709
NetEase.com, Inc. Sponsored ADR (a)	123,700	5,547,945
Weichai Power Co., Ltd., Class H	1,401,000	6,890,815
		20,025,469

Egypt | 2.3%
Commercial International Bank
Egypt SAE	2,085,411	6,532,092
Eastern Co. SAE	154,164	2,370,967
Egyptian Co. for Mobile Services	120,465	1,568,047
Orascom Construction Industries	254,145	8,639,013
		19,110,119

France | 0.6%
CFAO SA	155,159	5,256,322

Hong Kong | 0.9%
Huabao International Holdings, Ltd.	13,898,000	7,122,041

Hungary | 1.1%
OTP Bank Nyrt	682,781	9,023,359

Description	Shares	Value

India | 4.7%
Bank of India	975,572	$4,849,845
Bharat Heavy Electricals, Ltd.	1,977,965	8,886,968
Infosys, Ltd. Sponsored ADR	99,900	5,132,862
Jindal Steel & Power, Ltd.	894,724	7,629,710
Punjab National Bank, Ltd.	816,940	12,022,194
		38,521,579

Indonesia | 6.3%
PT Bank Mandiri Tbk	7,824,429	5,824,637
PT Perusahaan Gas Negara
(Persero) Tbk	15,229,000	5,332,459
PT Semen Gresik (Persero) Tbk	8,056,400	10,173,232
PT Tambang Batubara Bukit Asam Tbk	3,055,000	5,845,520
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	557,800	17,146,772
PT United Tractors Tbk	2,614,540	7,597,808
		51,920,428

Malaysia | 0.6%
British American Tobacco Malaysia
Berhad	335,000	5,275,457

Mexico | 5.1%
America Movil SAB de CV ADR, Series L	506,800	11,453,680
Desarrolladora Homex SAB
de CV ADR (a)	165,890	2,798,565
Grupo Mexico SAB de CV, Series B	5,165,097	13,580,185
Grupo Televisa SA Sponsored ADR	400,500	8,434,530
Kimberly-Clark de Mexico SAB de CV,
Series A	1,027,400	5,588,057
		41,855,017

Pakistan | 1.3%
Oil & Gas Development Co., Ltd.	3,098,500	5,186,912
Pakistan Petroleum, Ltd.	3,042,868	5,685,706
		10,872,618

Philippines | 2.4%
Philippine Long Distance Telephone Co.
Sponsored ADR	338,300	19,492,846

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 8.3%
Gazprom OAO Sponsored ADR	1,002,893	$10,710,758
Lukoil OAO Sponsored ADR	119,150	6,338,780
Magnit OJSC Sponsored GDR (c), (e)	247,675	5,240,803
Mobile TeleSystems OJSC
Sponsored ADR	920,200	13,508,536
Oriflame Cosmetics SA SDR	154,998	4,896,298
Sberbank of Russia (e)	5,941,584	14,639,938
TNK-BP Holding	2,329,808	5,591,539
Uralkali OJSC Sponsored GDR	207,119	7,456,284
		68,382,936

South Africa | 10.9%
Bidvest Group, Ltd.	582,581	11,171,630
Kumba Iron Ore, Ltd.	108,006	6,689,708
Massmart Holdings, Ltd.	178,422	3,735,511
Murray & Roberts Holdings, Ltd. (a)	1,420,919	4,514,877
Nedbank Group, Ltd.	433,835	7,792,590
Pretoria Portland Cement Co., Ltd.	1,873,493	6,356,724
Sanlam, Ltd.	1,799,955	6,432,751
Shoprite Holdings, Ltd.	957,851	16,160,855
Standard Bank Group, Ltd.	556,386	6,806,166
Tiger Brands, Ltd.	331,641	10,306,792
Truworths International, Ltd.	1,051,668	9,620,960
		89,588,564

South Korea | 13.3%
Hite Jinro Co., Ltd.	122,897	2,683,038
Hyundai Mobis	28,054	7,110,910
KB Financial Group, Inc.	313,320	9,872,844
Korea Life Insurance Co., Ltd.	1,845,622	11,855,558
KT&G Corp.	269,100	19,014,531
NHN Corp. (a)	58,438	10,703,488
Samsung Electronics Co., Ltd.	21,118	19,394,830
Samsung Electronics Co., Ltd. GDR	1	460
Shinhan Financial Group Co., Ltd.	568,001	19,598,993
Woongjin Coway Co., Ltd.	291,986	9,276,638
		109,511,290

Taiwan | 4.3%
Hon Hai Precision Industry Co., Ltd.	2,626,154	7,190,071
HTC Corp.	523,404	8,591,162
MediaTek, Inc.	684,675	6,274,887
Taiwan Semiconductor
Manufacturing Co., Ltd.	5,490,642	13,745,192
		35,801,312

Description	Shares	Value

Thailand | 3.4%
Banpu Public Co. Ltd.	503,600	$8,715,233
CP All Public Co. Ltd. (e)	3,998,500	6,558,554
Kasikornbank Public Co. Ltd.	1,210,600	4,777,170
PTT Exploration & Production
Public Co. Ltd. (e)	213,700	1,141,314
The Siam Cement Public Co. Ltd.	557,500	6,467,353
		27,659,624

Turkey | 4.8%
Akbank TAS	2,140,294	6,803,733
Koc Holding AS	2,355,386	7,064,603
Turkcell Iletisim Hizmetleri AS (a)	3,028,217	14,199,640
Turkiye Is Bankasi AS, C Shares	6,586,202	11,511,725
		39,579,701

Total Common Stocks
(Identified cost $831,433,493)		773,544,716

Preferred Stocks | 2.6%

Brazil | 2.6%
CEMIG SA Sponsored ADR	675,610	12,019,102
Companhia de Bebidas das Americas SA
Sponsored ADR	261,100	9,423,099

Total Preferred Stocks
(Identified cost $17,710,889)		21,442,201

Short-Term Investment | 3.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $26,183,320)	26,183,320	26,183,320

Total Investments | 99.6%
(Identified cost $875,327,702) (b)		$821,170,237

Cash and Other Assets in Excess
of Liabilities | 0.4%		3,519,361

Net Assets | 100.0%		$824,689,598

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2011

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Retirement U.S. Strategic Equity Portfolio	$5,475,141	$669,811	$127,452	$542,359
Retirement U.S. Small-Mid Cap Equity Portfolio	173,197,056	11,994,166	6,247,464	5,746,702
Retirement International Equity Portfolio	511,777,033	29,905,887	28,874,167	1,031,720
Retirement Emerging Markets Equity Portfolio	883,392,313	71,291,510	133,513,586	(62,222,076)

(c)

Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At December 31, 2011, this security amounted to 0.6% of net assets of Lazard Retirement Emerging Markets Equity Portfolio, and is considered to be liquid.

(d)	Private placements.

(e)	Security valued using Level 2 inputs under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 8.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report   21

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Agriculture	0.8%	0.9%
Alcohol & Tobacco	5.2	6.1
Automotive	3.0	—
Banking	10.2	16.4
Building Materials	—	0.8
Cable Television	0.7	—
Commercial Services	4.8	5.0
Computer Software	1.5	2.0
Construction & Engineering	—	1.6
Consumer Products	—	4.0
Diversified	0.4	2.2
Electric	1.0	1.5
Energy Exploration & Production	1.0	1.4
Energy Integrated	6.2	5.9
Energy Services	2.0	0.6
Financial Services	1.4	6.9
Food & Beverages	3.8	1.2
Forest & Paper Products	1.6	0.7
Housing	4.6	2.4
Insurance	4.6	1.4
Leisure & Entertainment	2.2	1.0
Manufacturing	6.5	3.7
Metals & Mining	4.0	8.5
Pharmaceutical & Biotechnology	11.3	—
Real Estate	0.6	—
Retail	5.9	4.6
Semiconductors & Components	3.1	4.8
Technology	1.6	0.6
Technology Hardware	—	1.9
Telecommunications	5.3	9.4
Transportation	2.2	0.9
Subtotal	95.5	96.4
Short-Term Investments	4.3	3.2
Total Investments	99.8%	99.6%

The accompanying notes are an integral part of these financial statements.

22 Annual Report

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2011	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

ASSETS
Investments in securities, at value	$6,017,500	$178,943,758	$512,808,753	$821,170,237
Foreign currency	—	—	917,974	3,401,323
Receivables for:
Capital stock sold	2,809	181,687	632,497	660,367
Dividends and interest	6,070	134,040	895,140	954,183
Investments sold	60,418	2,156,541	4,388,784	292,488
Amount due from Investment Manager (Note 3)	9,994	—	—	—
Total assets	6,096,791	181,416,026	519,643,148	826,478,598

LIABILITIES
Payables for:
Management fees	—	113,096	323,138	705,223
Accrued distribution fees	1,245	37,699	107,713	123,435
Accrued directors’ fees	11	328	942	1,559
Capital stock redeemed	3,302	110,068	112,632	670,254
Investments purchased	61,653	590,259	5,123,826	3,683
Other accrued expenses and payables	22,120	40,876	92,831	284,846
Total liabilities	88,331	892,326	5,761,082	1,789,000
Net assets	$6,008,460	$180,523,700	$513,882,066	$824,689,598

NET ASSETS
Paid in capital	$6,182,807	$174,776,998	$593,146,125	$902,585,686
Undistributed net investment income (loss)	14,330	—	1,136,951	(38,689)
Accumulated net realized loss	(789,731)	(120,375)	(88,702,612)	(23,689,595)
Net unrealized appreciation (depreciation) on:
Investments	601,054	5,867,077	8,307,969	(54,157,465)
Foreign currency	—	—	(6,367)	(10,339)
Net assets	$6,008,460	$180,523,700	$513,882,066	$824,689,598

Service Shares
Net assets	$6,008,460	$180,523,700	$513,882,066	$580,369,955
Shares of capital stock outstanding*	649,088	19,491,128	55,098,125	31,012,717
Net asset value, offering and redemption price per share	$9.26	$9.26	$9.33	$18.71

Investor Shares
Net assets	—	—	—	$244,319,643
Shares of capital stock outstanding*	—	—	—	13,191,140
Net asset value, offering and redemption price per share	—	—	—	$18.52

Cost of investments in securities	$5,416,446	$173,076,681	$504,500,784	$875,327,702
Cost of foreign currency	—	—	$919,190	$3,408,656

* $0.001 par value, 1,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2011	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Investment Income
Income
Dividends	$127,791	$1,600,319	$15,164,417	$31,188,957
Interest	16	555	1,994	3,211
Total investment income*	127,807	1,600,874	15,166,411	31,192,168

Expenses
Management fees (Note 3)	43,824	1,210,365	3,782,087	9,000,421
Distribution fees (Service Shares)	15,645	404,704	1,263,553	1,510,254
Custodian fees	53,075	63,140	239,285	972,264
Administration fees	43,753	74,777	143,356	222,509
Professional services	32,175	48,047	84,059	128,738
Shareholders’ reports	6,265	25,393	56,203	95,809
Shareholders’ services	14,172	15,764	18,309	35,494
Directors’ fees and expenses	193	5,018	15,638	27,865
Other	2,169	11,327	23,437	33,867
Total gross expenses	211,271	1,858,535	5,625,927	12,027,221
Management fees waived and expenses reimbursed	(129,917)	—	—	—
Administration fees waived	(18,750)	—	—	—
Expense reductions (Note 2(g))	—	(7)	—	(195)
Total net expenses	62,604	1,858,528	5,625,927	12,027,026
Net investment income (loss)	65,203	(257,654)	9,540,484	19,165,142

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	385,685	8,158,409	13,412,490	36,453,707
Foreign currency	—	—	(315,692)	(1,165,573)
Net change in unrealized depreciation on:
Investments†	(381,509)	(22,778,437)	(59,193,998)	(231,919,763)
Foreign currency	—	—	(44,315)	(10,301)
Net realized and unrealized gain (loss) on investments and foreign currency	4,176	(14,620,028)	(46,141,515)	(196,641,930)
Net increase (decrease) in net assets resulting from operations	$69,379	$(14,877,682)	$(36,601,031)	$(177,476,788)

* Net of foreign withholding taxes of	$—	$—	$1,137,556	$2,461,512
** Net of foreign capital gains taxes of	$—	$—	$—	$28
† Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$1,124,674

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement U.S. Strategic Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$65,203	$37,235	$(257,654)	$407,052
Net realized gain on investments	385,685	414,434	8,158,409	23,617,156
Net change in unrealized appreciation (depreciation) on investments	(381,509)	246,291	(22,778,437)	3,521,513
Net increase (decrease) in net assets resulting from operations	69,379	697,960	(14,877,682)	27,545,721

Distributions to shareholders
Service Shares
From net investment income	(62,404)	(39,648)	—	(408,572)
From net realized gains	—	—	(13,524,573)	(11,603,165)
Net decrease in net assets resulting from distributions	(62,404)	(39,648)	(13,524,573)	(12,011,737)

Capital stock transactions
Service Shares
Net proceeds from sales	2,242,803	1,637,305	84,023,394	42,239,882
Net proceeds from reinvestment of distributions	62,404	39,648	13,524,573	12,011,737
Cost of shares redeemed	(2,475,789)	(1,527,855)	(35,265,759)	(66,963,260)
Net increase (decrease) in net assets from capital stock transactions	(170,582)	149,098	62,282,208	(12,711,641)
Total increase (decrease) in net assets	(163,607)	807,410	33,879,953	2,822,343
Net assets at beginning of year	6,172,067	5,364,657	146,643,747	143,821,404
Net assets at end of year*	$6,008,460	$6,172,067	$180,523,700	$146,643,747
* Includes undistributed net investment income of	$14,330	$11,531	$—	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of year	671,997	654,699	13,285,662	14,853,900
Shares sold	238,042	194,439	8,027,580	4,119,893
Shares issued to shareholders from reinvestment of distributions	6,872	4,512	1,467,946	1,085,071
Shares redeemed	(267,823)	(181,653)	(3,290,060)	(6,773,202)
Net increase (decrease)	(22,909)	17,298	6,205,466	(1,568,238)
Shares outstanding at end of year	649,088	671,997	19,491,128	13,285,662

The accompanying notes are an integral part of these financial statements.

Annual Report  25

	Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets
Operations
Net investment income	$9,540,484	$5,494,717	$19,165,142	$11,566,780
Net realized gain (loss) on investments	13,096,798	(6,479,105)	35,288,134	41,722,847
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(59,238,313)	34,887,424	(231,930,064)	89,363,266
Net increase (decrease) in net assets resulting from operations	(36,601,031)	33,903,036	(177,476,788)	142,652,893

Distributions to shareholders
From net investment income
Service Shares	(10,647,586)	(5,831,608)	(12,651,559)	(6,122,781)
Investor Shares	—	—	(6,893,511)	(4,875,768)
Net decrease in net assets resulting from distributions	(10,647,586)	(5,831,608)	(19,545,070)	(10,998,549)

Capital stock transactions
Net proceeds from sales
Service Shares	165,281,419	168,354,826	261,009,494	241,679,378
Investor Shares	—	—	59,827,932	180,327,574
Net proceeds from reinvestment of distributions
Service Shares	10,647,586	5,831,608	12,651,559	6,122,781
Investor Shares	—	—	6,893,511	4,875,768
Cost of shares redeemed
Service Shares	(85,828,787)	(74,694,460)	(143,280,335)	(121,478,378)
Investor Shares	—	—	(97,148,515)	(58,900,881)
Net increase in net assets from capital stock transactions	90,100,218	99,491,974	99,953,646	252,626,242
Total increase (decrease) in net assets	42,851,601	127,563,402	(97,068,212)	384,280,586
Net assets at beginning of year	471,030,465	343,467,063	921,757,810	537,477,224
Net assets at end of year*	$513,882,066	$471,030,465	$824,689,598	$921,757,810
* Includes undistributed (distributions in excess of) net investment income of	$1,136,951	$1,528,413	$(38,689)	$1,506,840

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of year	45,824,607	35,197,641	24,938,452	19,101,582
Shares sold	16,490,094	17,863,719	12,059,351	11,494,698
Shares issued to shareholders from reinvestment of distributions	1,143,463	582,833	680,095	271,023
Shares redeemed	(8,360,039)	(7,819,586)	(6,665,181)	(5,928,851)
Net increase	9,273,518	10,626,966	6,074,265	5,836,870
Shares outstanding at end of year	55,098,125	45,824,607	31,012,717	24,938,452

Investor Shares
Shares outstanding at beginning of year			14,669,543	8,896,581
Shares sold			2,689,966	8,543,810
Shares issued to shareholders from reinvestment of distributions			370,181	218,823
Shares redeemed			(4,538,550)	(2,989,671)
Net increase (decrease)			(1,478,403)	5,772,962
Shares outstanding at end of year			13,191,140	14,669,543

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of year	$9.18	$8.19	$6.51	$10.17	$12.86
Income (loss) from investment operations:
Net investment income	0.10	0.06	0.06	0.10	0.07
Net realized and unrealized gain (loss)	0.08	0.99	1.69	(3.69)	(0.14)

Total from investment operations	0.18	1.05	1.75	(3.59)	(0.07)
Less distributions from:
Net investment income	(0.10)	(0.06)	(0.07)	(0.07)	(0.15)
Net realized gains	—	—	—	—	(2.47)

Total distributions	(0.10)	(0.06)	(0.07)	(0.07)	(2.62)

Net asset value, end of year	$9.26	$9.18	$8.19	$6.51	$10.17

Total Return (a)	1.96%	12.85%	26.84%	–35.28%	–0.95%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$6,008	$6,172	$5,365	$3,312	$4,959
Ratios to average net assets:
Net expenses	1.00%	1.22%	1.25%	1.25%	1.25%
Gross expenses	3.37%	3.84%	4.67%	4.88%	4.21%
Net investment income	1.04%	0.68%	1.03%	1.27%	0.62%
Portfolio turnover rate	50%	55%	79%	86%	101%

LAZARD RETIREMENT U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of year	$11.04	$9.68	$6.34	$9.98	$17.31
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.03	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(1.01)	2.27	3.35	(3.63)	(0.87)

Total from investment operations	(1.02)	2.30	3.34	(3.64)	(0.89)
Less distributions from:
Net investment income	—	(0.03)	—	—	—
Net realized gains	(0.76)	(0.91)	—	—	(6.44)

Total distributions	(0.76)	(0.94)	—	—	(6.44)

Net asset value, end of year	$9.26	$11.04	$9.68	$6.34	$9.98

Total Return (a)	–9.07%	23.72%	52.68%	–36.47%	–7.20%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$180,524	$146,644	$143,821	$34,969	$62,772
Ratios to average net assets:
Net expenses	1.15%	1.18%	1.25%	1.25%	1.25%
Gross expenses	1.15%	1.18%	1.31%	1.41%	1.33%
Net investment income (loss)	–0.16%	0.29%	–0.21%	–0.11%	–0.17%
Portfolio turnover rate	98%	122%	171%	139%	102%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report  27

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of year	$10.28	$9.76	$8.23	$13.35	$14.89
Income (loss) from investment operations:
Net investment income	0.18	0.12	0.16	0.21	0.19
Net realized and unrealized gain (loss)	(0.93)	0.53	1.60	(5.15)	1.24

Total from investment operations	(0.75)	0.65	1.76	(4.94)	1.43
Less distributions from:
Net investment income	(0.20)	(0.13)	(0.23)	(0.14)	(0.37)
Net realized gains	—	—	—	(0.04)	(2.60)

Total distributions	(0.20)	(0.13)	(0.23)	(0.18)	(2.97)

Net asset value, end of year	$9.33	$10.28	$9.76	$8.23	$13.35

Total Return (a)	–7.27%	6.72%	21.46%	–37.02%	10.78%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$513,882	$471,030	$343,467	$284,140	$391,465
Ratios to average net assets:
Net expenses	1.12%	1.14%	1.17%	1.17%	1.18%
Gross expenses	1.12%	1.14%	1.17%	1.17%	1.18%
Net investment income	1.89%	1.41%	1.89%	2.15%	1.60%
Portfolio turnover rate	39%	53%	104%	43%	48%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of year	$23.33	$19.23	$11.59	$25.64	$22.69
Income (loss) from investment operations:
Net investment income (a)	0.44	0.34	0.29	0.58	0.29
Net realized and unrealized gain (loss)	(4.64)	4.02	7.80	(12.77)	7.03

Total from investment operations	(4.20)	4.36	8.09	(12.19)	7.32
Less distributions from:
Net investment income	(0.42)	(0.26)	(0.45)	(0.47)	(0.30)
Net realized gains	—	—	—	(1.39)	(4.07)

Total distributions	(0.42)	(0.26)	(0.45)	(1.86)	(4.37)

Net asset value, end of year	$18.71	$23.33	$19.23	$11.59	$25.64

Total Return (b)	–18.00%	22.69%	69.85%	–48.72%	33.30%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$580,370	$581,859	$367,260	$168,787	$251,665
Ratios to average net assets:
Net expenses	1.42%	1.46%	1.56%	1.52%	1.57%
Gross expenses	1.42%	1.46%	1.56%	1.52%	1.57%
Net investment income	2.04%	1.66%	1.86%	2.81%	1.12%
Portfolio turnover rate	19%	27%	51%	53%	52%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Investor Shares
Net asset value, beginning of year	$23.17	$19.13	$11.55	$25.60	$22.71
Income (loss) from investment operations:
Net investment income (a)	0.50	0.38	0.32	0.64	0.35
Net realized and unrealized gain (loss)	(4.62)	4.01	7.79	(12.78)	7.04

Total from investment operations	(4.12)	4.39	8.11	(12.14)	7.39
Less distributions from:
Net investment income	(0.53)	(0.35)	(0.53)	(0.52)	(0.43)
Net realized gains	—	—	—	(1.39)	(4.07)

Total distributions	(0.53)	(0.35)	(0.53)	(1.91)	(4.50)

Net asset value, end of year	$18.52	$23.17	$19.13	$11.55	$25.60

Total Return (b)	–17.79%	23.05%	70.23%	–48.59%	33.63%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$244,320	$339,899	$170,217	$61,005	$145,530
Ratios to average net assets:
Net expenses	1.17%	1.21%	1.31%	1.28%	1.32%
Gross expenses	1.17%	1.21%	1.31%	1.28%	1.32%
Net investment income	2.31%	1.83%	2.03%	3.02%	1.34%
Portfolio turnover rate	19%	27%	51%	53%	52%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2011

1. Organization
 Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twelve no-load portfolios (each referred to as a “Portfolio”), which are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (“U.S. Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”). Each of the other eight Portfolios had not commenced operations as of December 31, 2011.

2. Significant Accounting Policies
 The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on for-

eign exchanges are valued at the last reported sales price; securities listed on foreign exchanges not traded on the valuation date are valued at the last quoted bid price. Investments in money market funds are valued at the fund’s net asset value.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholder may not be able to buy or sell Portfolio shares.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

30  Annual Report

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the year.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2011, the Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017	Expiring 2018

U.S. Strategic Equity	$—	$47,866	$683,170
U.S. Small-Mid Cap
Equity	—	—	—
International Equity	2,794,623	71,571,550	7,205,218
Emerging Markets
Equity	—	14,555,917	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2011, Emerging Markets Equity Portfolio elected to defer net capital and foreign currency losses of $1,111,199 arising between November 1, 2011 and December 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may now expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Portfolios’ 2011 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Annual Report  31

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2011	2010	2011	2010

U.S. Strategic
Equity	$62,404	$39,648	$—	$—
U.S. Small-Mid
Cap Equity	432,097	8,841,561	13,092,476	3,170,176
International
Equity	10,647,586	5,831,608	—	—
Emerging
Markets
Equity	19,545,070	10,998,549	—	—

As of December 31, 2011, the components of distributable earnings, on a tax basis, not disclosed elsewhere, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation Including Foreign Currency

U.S. Strategic Equity	$14,330	$—	$542,359
U.S. Small-Mid Cap
Equity	—	—	5,746,702
International Equity	1,278,051	—	1,029,281
Emerging Markets
Equity	—	—	(62,228,973)

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

3. Investment Management, Administration,
Distribution and Transfer Agency Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Strategic Equity	0.70%
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

U.S. Strategic Equity	1.00%	N/A
U.S. Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%

32  Annual Report

During the year ended December 31, 2011, the Investment Manager fully waived its management fee of $43,824 and reimbursed the U.S. Strategic Equity Portfolio $86,093 for other expenses.

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000 ($100,000 effective January 1, 2012), (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. The Directors who are not “interested persons” (as defined in the Act) of the Fund (“Independent Directors”) also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2011 were as follows:

Portfolio	Purchases	Sales

U.S. Strategic Equity	$3,087,828	$3,325,881
U.S. Small-Mid Cap Equity	193,315,528	153,175,333
International Equity	276,648,585	190,353,457
Emerging Markets Equity	287,667,089	169,970,472

For the year ended December 31, 2011, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market coun-

Annual Report  33

tries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements
Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2011

U.S. Strategic Equity Portfolio

Common Stocks	$5,736,714	$—	$—	$5,736,714
Preferred Stock	—	—	57,572	57,572
Short-Term
Investment	—	223,214	—	223,214
Total	$5,736,714	$223,214	$57,572	$6,017,500

U.S. Small-Mid Cap Equity Portfolio

Common Stocks	$170,394,233	$—	$—	$170,394,233
Preferred Stock	—	—	1,570,658	1,570,658
Short-Term
Investment	—	6,978,867	—	6,978,867
Total	$170,394,233	$6,978,867	$1,570,658	$178,943,758

International Equity Portfolio

Common Stocks	$483,539,134	$7,338,419	$—	$490,877,553
Short-Term
Investment	—	21,931,200	—	21,931,200
Total	$483,539,134	$29,269,619	$—	$512,808,753

Emerging Markets Equity Portfolio

Common Stocks	$745,964,107	$27,580,609	$—	$773,544,716
Preferred Stocks	21,442,201	—	—	21,442,201
Short-Term
Investment	—	26,183,320	—	26,183,320
Total	$767,406,308	$53,763,929	$—	$821,170,237

The common stocks included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The preferred stock included in Level 3 was valued by reference to comparable entities and evaluation of fundamental data relating to the issuer. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities in the International Equity and Emerging Markets Equity Portfolios are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no significant transfers into or out of Levels 1, 2 or 3 as of December 31, 2011.

For further information regarding security characteristics, see Portfolios of Investments.

34  Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2011	Net Change in Unrealized Appreciation from Investments Still Held at December 31, 2011

U.S. Strategic Equity Portfolio
Preferred Stock	$31,701	$—	$—	$25,871	$—	$—	$—	$—	$57,572	$25,871

U.S. Small-Mid Cap Equity Portfolio
Preferred Stock	$864,900	$—	$—	$705,758	$—	$—	$—	$—	$1,570,658	$705,758

9. Accounting Pronouncement
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards.” The ASU 2011-04 changes certain fair value measurement principles and disclosure requirements.

The ASU 2011-04 is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU 2011-04 will have on the Fund’s financial statements and related disclosures.

10. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that would require disclosure.

Annual Report  35

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (the “Fund”, comprised of Lazard Retirement U.S. Strategic Equity Portfolio, Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Equity Portfolio) as of December 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 17, 2012

36  Annual Report

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:
Kenneth S. Davidson (66)(3)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (49)	Director (May 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (81)	Director (April 1997)	Private Investor

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (67)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (64)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):
Charles L. Carroll (51)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (51)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Annual Report  37

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (currently comprised of 26 active investment portfolios). Each Director serves for an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Portfolios, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

38Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (39)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary (February 2009)	Vice President (since March 2009, previously Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  39

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Retirement Emerging Markets Equity Blend Portfolio
At the meeting of the Fund’s Board held on February 10, 2011, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Emerging Markets Equity Blend Portfolio, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager referenced the Investment Manager’s written presentation and discussions in connection with the November 17-18, 2010 meeting (the “November Meeting”) for the existing Portfolios relevant to, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 20 active portfolios comprised approximately $22.5 billion of the $140.6 billion of total assets under the management of the

Investment Manager and its global affiliates as of December 31, 2010); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Investment Manager’s representatives confirmed that there had been no material changes to the information provided to the Board in connection with the November Meeting. The Investment Manager’s representatives noted that the Emerging Markets Equity Blend Portfolio would be operated substantially the same as another of the Lazard Funds, for which organizational matters, including a Management Agreement, had been previously approved by the Board at its March 2, 2010 meeting, following which a presentation was provided by the same personnel who would manage the Emerging Markets Equity Blend Portfolio.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Emerging Markets Equity Blend Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $22.5 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, noting the limitations of the comparison group chosen by Lipper (the “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for the Emerging Markets

40  Annual Report

Equity Blend Portfolio and the comparisons provided by Lipper, which compared the contractual management fee and expense ratio for the Emerging Markets Equity Blend Portfolio to the Group, and the Directors noted the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparison and the rankings used therein did not include fixed dollar amounts paid to administrators (which, for the Emerging Markets Equity Blend Portfolio, would be paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). It was noted that such fixed fees were not material to the Emerging Markets Equity Blend Portfolio’s expense ratios, but could affect rankings if included in Lipper’s analysis. The proposed management fee (for Service Shares) was lower than the Group median. The projected expense ratio for the Emerging Markets Equity Blend Portfolio was within the range of those of the funds in the Group. There were no separately managed accounts or other clients of the Investment Manager with similar investment objectives, policies and strategies (“Similar Accounts”) for the Emerging Markets Equity Blend Portfolio other than the similar portfolio of The Lazard Funds, Inc., which had the same management fee.

Performance. The Board reviewed the performance of the Lazard Emerging Markets Equity Blend Portfolio, which was the only Similar Account.

Investment Manager Profitability and Economies of Scale
Representatives of the Investment Manager noted previous recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the Emerging Markets Equity Blend Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Emerging Markets Equity Blend Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Directors with specific information concerning the cost of services to be provided to the Emerging Markets Equity Blend Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Emerging Markets Equity Blend Portfolio and the extent to which economies of scale would be realized as the Emerging Markets Equity Blend Portfolio grows and whether fee levels would reflect such economies of scale, if any. It was not expected that the Investment Manager would realize any current profits on the Emerging Markets Equity Blend Portfolio until assets grew, and the

Investment Manager had agreed to waive its fees and/or reimburse the Emerging Markets Equity Blend Portfolio until at least April 30, 2012 to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. Neither the Investment Manager nor its affiliates was expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Emerging Markets Equity Blend Portfolio. The Investment Manager’s representatives referred to information previously provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager would support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and the Emerging Markets Equity Blend Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Emerging Markets Equity Blend Portfolio’s Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Emerging Markets Equity Blend Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a $140.6 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Emerging Markets Equity Blend Portfolio.

•	The Board concluded that the Emerging Markets Equity Blend Portfolio’s fee to be paid to the Investment Manager was reasonable in light of the considerations discussed above.

Annual Report  41

•

The Board recognized that economies of scale may be realized as the assets of the Emerging Markets Equity Blend Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Emerging Markets Equity Blend Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Emerging Markets Equity Blend Portfolio was in the best interests of the Emerging Markets Equity Blend Portfolio.

42  Annual Report

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2012 Lazard Asset Management LLC

12/11 LZDPS010

Lazard Retirement Series

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $99,800 in 2010 and $99,800 in 2011.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,200 in 2010 and $26,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant or Service Affiliates that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $26,200 in 2010 and $26,200 in 2011. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)          The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      Code of Ethics referred to in Item 2.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	March 12, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	March 12, 2012

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	March 12, 2012